UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A

                                  Amendment To


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 4, 2005
                                                 -------------------------------


                             GIFT LIQUIDATORS, INC.
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               (Exact name of Registrant as Specified in Charter)



       Oklahoma                      000-50675              73-0731559
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(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)               File No.            Identification No.)


                270 Laurel Street, 1st Floor Office, Hartford, CT       06105
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                    (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code:  (860) 246-7672
                                                   -----------------------------


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         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [_] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE
                                ----------------

This report on Form 8-K/A amends and supplements the Current Report on Form 8-K, dated November 4, 2005, filed by Gift Liquidators, Inc. (the "Company" or the "Registrant") on November 10, 2005, as amended on November 21, 2005 (the "Report on Form 8-K"). The Report on Form 8-K was filed to report the acquisition by the Company, through its wholly-owned subsidiaries, Excellency Investment Realty Trust I, L.P., Excellency Investment Realty Trust II, L.P., Excellency Investment Realty Trust III, L.P., Excellency Investment Realty Trust IV, L.P., Excellency Investment Realty Trust V, L.P., Excellency Investment Realty Trust VI, L.P., Excellency Investment Realty Trust VII, L.P., and Excellency Investment Realty Trust VIII, L.P., each a wholly-owned subsidiary of the Company, of all of the outstanding capital stock of Eternal Enterprise, Inc., the owner of eight residential real estate properties. The disclosures required by Items 1.01, 2.01, and 8.01 were included in the Report on Form 8-K. In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of the Report on Form 8-K, this Report on Form 8-K/A is being filed within 71 days after November 10, 2005 (the date that the initial Report on Form 8-K was required to be filed), to amend and supplement the Report on Form 8-K to include the financial statements and pro forma financial information required by Item 9.01.


Item 9.01.    Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired

                  (i)      Report of Independent Registered Public Accounting
                           Firm
                  (ii) Statement of Revenues and Certain Expenses for the Years Ended December 31, 2004 and 2003 and the Nine Months ended September 30, 2005 (unaudited)
                  (iii) Notes to Statement of Revenues and Certain Expenses for the Years ended December 31, 2004 and 2003 and the Nine Months ended September 30, 2005 (unaudited)

         (b) Pro Forma Consolidated Financial Statements (unaudited)

                  (i) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2005 (unaudited)
                  (ii) Pro Forma Consolidated Income Statements for the Year Ended December 31, 2004 and the Nine Months Ended September 30, 2005 (unaudited)
                  (iii) Notes to Pro Forma Consolidated Balance Sheet and Income Statements (unaudited)

         (c) Shell Company Transactions.

                  Not Applicable

         (d) Exhibits.

         Exhibit No.           Exhibit Title
         -----------           -------------

             99.1              Financial Statements of Eternal Enterprise, Inc.

             99.2              Pro Forma Financial Information

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                GIFT LIQUIDATORS, INC.


Date: January 20, 2006                          By:  /s/ David Mladen
      ----------------------                       ---------------------------
                                                     David Mladen
                                                     President


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                Exhibit Title
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     99.1                  Financial Statements of Eternal Enterprise, Inc.

     99.2                  Pro Forma Financial Information